38923-P1 01/26

PUTNAM VARIABLE TRUST
SUPPLEMENT DATED JANUARY 30, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED MAY 1, 2025 OF
PUTNAM VT GLOBAL ASSET ALLOCATION FUND (THE “FUND”)

The following paragraph is added to the section of the Fund’s Summary Prospectus and Prospectus titled “Performance”:
Effective February 1, 2026, the Putnam VT Balanced Blended Benchmark will replace the Putnam Balanced Blended Benchmark as the Fund’s benchmark. The Putnam VT Balanced Blended Benchmark is comprised of 48% Russell 3000® Index, 38% Bloomberg U.S. Aggregate Bond Index, 12% MSCI All Country World Ex‑U.S. Index‑NR and 2% Bloomberg U.S. Corporate High Yield Index. The Fund’s investment manager believes that the Putnam VT Balanced Benchmark better reflects the Fund’s current portfolio.
The Fund will continue to compare its performance to the Russell 3000® Index, a broad-based securities market index.
Please retain this supplement for future reference.